                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)     January 26, 2000
                                                  ------------------------------

                                quepasa.com, inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                0-25565                                 86-0879433
-------------------------------------      -------------------------------------
       (Commission File Number)              (IRS Employee Identification No.)

400 E. Van Buren, Fourth Floor, Phoenix, Arizona                     85004
--------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (602) 716-0100
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         On January 26, 2000, the Registrant completed its previously announced acquisition of credito.com, Inc., a predominantly Spanish language Internet communications and commerce company providing credit products and services. Pursuant to the terms of the acquisition agreement, the Registrant agreed to issue 681,818 shares of its common stock and warrants to purchase 681,818 shares of its common stock at an exercise price of $11 per share to the shareholders of credito.com.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    quepasa.com, inc.
                                         ---------------------------------------
                                                       (Registrant)

Date: January 28, 2000                   By:     /s/ JUAN C. GALAN
                                              ----------------------------------
                                                 Juan C. Galan
                                                 Chief Financial Officer